UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10 166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/2012

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for the remaining series as appropriate.

Dreyfus Emerging Markets Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Information About the Renewal of the Fund’s Management Agreement
41	Board Members Information
43	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Emerging Markets Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Fund, covering the 12-month period from June 1, 2011, through May 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The fund’s fiscal year was characterized by unusually severe volatility in global equity markets.After suffering steep declines over the summer and fall of 2011 due to economic concerns in Europe, the United States and China, improved investor sentiment drove stock prices higher during the opening months of 2012 when Europe adopted measures to avoid a more severe banking crisis. However, the rally sputtered and died in the spring of 2012, primarily due to political developments in Greece and Spain, disappointing employment data in the United States, and an economic slowdown in China. Consequently, international stocks ended the reporting period with negative returns, on average, with particularly steep declines among value-oriented stocks in European markets.

Despite the markets’ recent swoon and a resurgent European debt crisis, we do not anticipate a global recession. Instead, we continue to expect worldwide economic growth of about 3% for 2012, with an economic decline in Southern Europe, slight declines or slight growth for several quarters in the United Kingdom and much of Northern Europe, near-trend growth in the United States and sustained but slower growth in China and other emerging market countries.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2011, through May 31, 2012, as provided by D. Kirk Henry, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended May 31, 2012, Dreyfus Emerging Markets Fund’s Class A shares produced a total return of –24.70%, Class C shares returned –25.30% and Class I shares returned –24.59%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), achieved a –20.32% total return for the same period.2

Emerging-markets stocks suffered steep losses during the reporting period when investors reacted cautiously to a variety of macroeconomic concerns. The valuation factors considered by our investment process fared poorly in a momentum-driven market environment, causing the fund to lag its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking this objective, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries generally represented in the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country. We identify potential investments through quantitative and fundamental research, using a value-oriented, research-driven approach that emphasizes individual stock selection over economic and industry trends.We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or mid-term.

Macroeconomic Developments Fueled Market Volatility

When the reporting period began, international markets were reeling from the impact of a sovereign debt crisis in Europe and uncertainties regarding the sustainability of the U.S. economic recovery. In the emerging markets, inflationary pressures in China led to remedial measures

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

from the country’s policymakers, sparking worries about an economic slowdown in a major engine of global growth. India also suffered from accelerating inflation and economic troubles. As a result, investors fled riskier assets and flocked to traditional safe havens in developed markets.

After encountering pronounced weakness over the reporting period’s first half, emerging markets generally advanced from late December through the end of the first quarter of 2012, bolstered by encouraging economic news in the United States, Europe and China. However, these positive influences were called into question in the spring when austerity measures in Europe encountered political resistance and U.S. employment gains moderated. The resulting headwinds caused most international stock market averages to decline in April and May.

Valuations Disregarded During the Downturn

In this challenging environment, stocks of companies facing even minor or temporary business setbacks plunged, often without regard to underlying business fundamentals or valuations. Investors demonstrated no patience to wait for even the more attractively valued companies to execute turnaround strategies. Overweighted exposure to Indian stocks proved especially counterproductive as the subcontinent ranked among the world’s worst individual performers over the reporting period. In Brazil, a significant position in oil producer Petroleo Brasileiro undermined results when rising oil prices dampened profits in the company’s refineries division. South African platinum miners also lost value amid slackening global demand for industrial metals.

The fund achieved better relative performance in China, where winners in the industrials sector included railway construction businesses and companies engaged in the operation of airports and toll roads. Chinese electric utilities fared well as demand for power remains strong. The fund’s underweighted exposure to Poland and Hungary also bolstered relative results. Relatively light holdings of Polish financial institutions and metals producers proved especially beneficial. Likewise, in South Korea, underweighted positions in chemical producers, capital goods companies and shipbuilders added value. Instead, the fund favored traditionally defensive market sectors in Korea, including telecommunications companies, health care firms and consumer staples companies.

From an industry group perspective, the fund encountered disappointments among information technology stocks, particularly producers of components used in flat screen televisions. Results from the consumer staples sector were hindered by lack of exposure to Brazilian brewer Compahia de Bebidas das Americas (AmBev). In addition, rich valuations prevented the fund from taking a larger position in the traditionally defensive consumer staples sector. On the other hand, the fund scored above-average results in the industrials and utilities sectors on the strength of good security selections in China. Underweighted exposure to materials producers and favorable stock selections in the financials sector also contributed positively to relative performance.

Finding Attractive Value Opportunities Throughout the World

While global economic uncertainty has continued to fuel market volatility, we remain optimistic regarding long-term secular trends that we believe portend well for the emerging markets.We believe we have found a wide range of attractively valued investment opportunities in Korea, India, China and Brazil, which have been under heavy selling pressure, as well as in information technology and select financials.We have identified fewer stocks meeting our investment criteria in the more fully valued consumer staples and materials sectors.

June 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI
EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the
Pacific Basin. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 11/15/02 (the inception date for Class C shares), adjusted to reflect the applicable sales load for this share class.
The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 11/15/02 (the inception date for Class I shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Emerging Markets Fund on 5/31/02 to a $10,000 investment made in the Morgan Stanley Capital International
Emerging Markets Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.The Index includes net dividends reinvested.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/12

	Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6/28/96	–29.06%	–2.88%	9.74%
without sales charge	6/28/96	–24.70%	–1.72%	10.40%
Class C shares
with applicable redemption charge †	11/15/02	–25.97%	–2.50%	9.61%††
without redemption	11/15/02	–25.30%	–2.50%	9.61%††
Class I shares	11/15/02	–24.59%	–1.56%	10.66%††
Morgan Stanley Capital
International Emerging
Markets Index		–20.32%	0.07%	12.76%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 11/15/02 (the inception date for Class C shares), adjusted to reflect the applicable sales load for this share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 11/15/02 (the inception date for Class I shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from December 1, 2011 to May 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$8.79	$12.60	$7.67
Ending value (after expenses)	$941.90	$937.80	$942.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.12	$13.08	$7.97
Ending value (after expenses)	$1015.95	$1,012.00	$1,017.10

† Expenses are equal to the fund’s annualized expense ratio of 1.81% for Class A, 2.60% for Class C and 1.58%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2012

Common Stocks—97.0%	Shares	Value ($)
Brazil—14.8%
Banco Santander Brasil, ADS	1,697,000	13,491,150
Brasil Insurance Participacoes e Administracao	719,800	6,102,873
Centrais Eletricas Brasileiras	1,302,362	8,568,978
EDP—Energias do Brasil	767,400	4,908,377
Fibria Celulose	22,400	146,827
Fibria Celulose, ADR	972,400	6,340,048
Gerdau, ADR	997,640	7,931,238
Grendene	193,005	984,715
Itau Unibanco Holding, ADR	936,756	13,554,859
JBS	1,734,600 [a]	4,687,295
Magnesita Refratarios	1,280,300	3,999,251
Oi, ADR	488,917	5,886,561
Oi, ADR, Cl. C	143,081	676,773
Petroleo Brasileiro, ADR	1,711,050	33,468,138
Petroleo Brasileiro, ADR, Cl. A	541,470	10,233,783
Porto Seguro	802,020	7,114,132
Sul America	597,746	4,158,156
Vale, ADR	798,400	14,618,704
		146,871,858
China—19.2%
Asia Cement China Holdings	2,839,500	1,207,278
Beijing Capital International Airport, Cl. H	14,214,000	8,955,229
BYD Electronic International	18,703,000 [a]	4,939,883
China Coal Energy, Cl. H	11,242,000	10,414,154
China Communications Services, Cl. H	2,234,000	1,113,899
China Construction Bank, Cl. H	16,804,809	11,648,430
China Dongxiang Group	44,046,000	5,618,148
China Life Insurance, Cl. H	5,656,000	13,277,286
China Mobile	1,302,500	13,173,432
China Mobile, ADR	85,960	4,360,751
China Power International Development	27,053,872	5,646,717
China Railway Construction, Cl. H	3,581,500	2,782,491
China Railway Group, Cl. H	16,452,000	6,359,039
COSCO Pacific	4,646,000	5,698,594
Global Bio-Chem Technology Group	29,090,980	4,947,477
Guangzhou Automobile Group, Cl. H	12,476,603 [a]	10,577,275
Huaneng Power International, ADR	130,200	3,262,812

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
China (continued)
Huaneng Power International, Cl. H	14,525,600	9,226,406
Industrial & Commercial Bank of China, CI. H	29,486,590	17,931,561
Lianhua Supermarket Holdings, Cl. H	8,474,000	9,487,675
Minth Group	3,380,000	3,962,868
PetroChina, ADR	14,990	1,889,789
PetroChina, Cl. H	7,786,000	9,850,934
Shanghai Industrial Holdings	2,636,000	7,369,817
Sinotrans, Cl. H	28,529,500	4,741,715
TPV Technology	6,619,630	1,552,232
Weiqiao Textile, Cl. H	9,512,100	3,958,498
Zhejiang Expressway, Cl. H	9,064,000	6,236,095
		190,190,485
Czech Republic—.3%
Komercni Banka	23,000	3,428,445
Egypt—.6%
Commercial International Bank	1,484,274	6,217,240
Hong Kong—1.5%
iShares Asia Trust—iShares
FTSE A50 China Index Fund	5,953,800	8,146,486
NWS Holdings	4,446,399	6,530,777
		14,677,263
Hungary—.1%
Richter Gedeon	7,717	1,133,296
India—9.0%
Bank of India	770,548	4,660,999
Glenmark Pharmaceuticals	355,860	2,260,344
Hindustan Petroleum	973,613	5,034,887
ICICI Bank	154,550	2,149,467
ICICI Bank, ADR	177,054	4,984,070
India Cements	4,109,448	5,502,585
Jubilant Life Sciences	1,774,502	5,575,584
NMDC	1,456,211	4,312,298
Oriental Bank of Commerce	1,691,686	6,910,435
Reliance Industries	1,809,570	22,736,635
Rolta India	3,193,707	4,155,990
State Bank of India	282,820	10,319,734
Steel Authority of India	1,931,680	3,279,806

Common Stocks (continued)	Shares	Value ($)
India (continued)
Sterlite Industries India	4,653,770	7,793,920
Sterlite Industries India, ADR	1,010	6,737
		89,683,491
Indonesia—1.8%
Aneka Tambang	10,948,500	1,339,444
Indosat	11,827,000	4,906,947
Medco Energi Internasional	24,203,000	4,660,365
PT Bank Negara Indonesia (Persero)	11,768,500	4,632,282
Telekomunikasi Indonesia	2,235,500	1,854,989
		17,394,027
Malaysia—.6%
Tenaga Nasional	2,882,837	6,062,433
Mexico—2.2%
America Movil, ADR, Ser. L	401,560	9,460,754
Consorcio ARA	7,354,100	2,085,768
Desarrolladora Homex, ADR	423,128 [a]	5,487,970
Grupo Financiero Banorte, Cl. O	959,400	4,286,152
		21,320,644
Netherlands—.8%
VimpelCom, ADR	1,112,930	8,202,294
Poland—1.7%
Asseco Poland	508,382	7,010,485
Bank Pekao	96,018	3,817,867
Polski Koncern Naftowy Orlen	518,024 [a]	4,857,251
Polskie Gornictwo
Naftowe I Gazownictwo	1,336,060	1,450,560
		17,136,163
Russia—4.4%
Gazprom, ADR	2,661,550	23,328,486
Lukoil, ADR	298,415	15,487,739
Pharmstandard, GDR	333,951 [a]	4,441,548
		43,257,773
South Africa—5.6%
Anglo American Platinum	238,340	13,365,972
JD Group	1,073,913	5,643,985
Murray & Roberts Holdings	3,634,712 [a]	11,473,396
Sappi	791,039 [a]	2,557,569

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
South Africa (continued)
Standard Bank Group	1,351,325	18,144,786
Telkom	1,611,322	4,348,051
		55,533,759
South Korea—19.7%
Grand Korea Leisure	267,510	5,167,742
Hite Jinro	503,795	8,750,517
Hyundai Development	348,100	6,945,778
KB Financial Group	564,720	17,655,724
KB Financial Group, ADR	51,408	1,602,901
Korea Electric Power	783,605[a]	14,938,456
Korea Electric Power, ADR	59,540[a]	559,676
Korea Exchange Bank	1,472,690	10,244,257
KT	109,980	2,604,483
KT, ADR	449,910	5,241,452
LG Electronics	216,163	12,106,227
Mando	52,542	7,167,348
Mirae Asset Securities	297,480	7,901,714
NongShim	40,194	7,168,682
POSCO	33,021	10,128,025
POSCO, ADR	28,770	2,178,752
Samsung Electronics	25,684	26,353,166
Samsung Fire & Marine Insurance	55,253	9,854,485
Shinhan Financial Group	107,530	3,457,542
Shinsegae	50,487	9,838,602
SK Telecom	110,515	11,283,251
SK Telecom, ADR	250,940	2,795,472
Tong Yang Life Insurance	230,815	1,783,548
Yuhan	85,525	8,369,530
		194,097,330
Taiwan—10.5%
AU Optronics	7,940,000	3,245,377
AU Optronics, ADR	1,406,930	5,613,651
Chinatrust Financial Holding	5,567,700	3,105,810
Hon Hai Precision Industry	6,433,017	18,858,516

Common Stocks (continued)	Shares	Value ($)
Taiwan (continued)
Nan Ya Printed Circuit Board	4,746,220	7,751,884
Novatek Microelectronics	2,629,000	7,803,853
Powertech Technology	3,494,000	6,766,055
Siliconware Precision Industries	4,623,000	5,033,754
Siliconware Precision Industries, ADR	325,970	1,701,563
SinoPac Financial Holdings	35,554,934	13,222,319
Taiwan Semiconductor Manufacturing	1,848,638	5,270,675
Tatung	11,595,380 [a]	2,544,550
Transcend Information	2,504,940	7,116,688
United Microelectronics	27,584,445	12,106,547
Young Fast Optoelectronics	2,146,504	4,242,956
		104,384,198
Thailand—.6%
Bangkok Bank	716,360	4,221,829
Kasikornbank	330,400	1,630,451
		5,852,280
Turkey—1.6%
Asya Katilim Bankasi	3,685,420 [a]	3,162,178
Turkcell Iletisim Hizmetleri	948,420 [a]	4,140,040
Turkcell Iletisim Hizmetleri, ADR	126,860 [a]	1,373,894
Turkiye Garanti Bankasi	590,260	1,892,884
Turkiye Is Bankasi, Cl. C	2,804,931	5,655,740
		16,224,736
United Arab Emirates—.7%
Emaar Properties	8,692,430	6,886,733
United Kingdom—.7%
African Barrick Gold	930,936	4,727,493
JKX Oil & Gas	1,219,871	1,922,352
		6,649,845
United States—.6%
iShares MSCI Emerging
Markets Index Fund	153,710	5,794,867
Total Common Stocks
(cost $1,203,675,869)		960,999,160

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Preferred Stocks—.4%	Shares	Value ($)
Brazil
Cia de Tecidos do Norte de Minas—Coteminas	973,648	1,332,409
Gerdau	56,400	443,515
Itau Unibanco Holding	136,200	1,978,660
Total Preferred Stocks
(cost $6,144,506)		3,754,584

Other Investment—2.0%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $19,850,000)	19,850,000[b]	19,850,000
Total Investments (cost $1,229,670,375)	99.4%	984,603,744
Cash and Receivables (Net)	.6%	6,381,360
Net Assets	100.0%	990,985,104

ADR—American Depository Receipts
ADS—American Depository Shares
GDR—Global Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	25.3	Utilities	5.4
Energy	14.7	Consumer Staples	3.5
Information Technology	14.3	Health Care	2.2
Materials	9.1	Money Market Investment	2.0
Telecommunication Services	8.2	Exchange Traded Funds	1.4
Industrial	6.8
Consumer Discretionary	6.5		99.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2012

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,209,820,375	964,753,744
Affiliated issuers	19,850,000	19,850,000
Cash		754,070
Cash denominated in foreign currencies	8,504,425	8,364,518
Dividends receivable		5,092,406
Receivable for investment securities sold		2,535,392
Receivable for shares of Common Stock subscribed		1,444,567
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		465
Prepaid expenses		93,420
		1,002,888,582
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,473,950
Payable for investment securities purchased		8,481,564
Payable for shares of Common Stock redeemed		1,590,574
Accrued expenses		357,390
		11,903,478
Net Assets ($)		990,985,104
Composition of Net Assets ($):
Paid-in capital		1,285,759,167
Accumulated undistributed investment income—net		3,766,983
Accumulated net realized gain (loss) on investments		(53,324,018)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(245,217,028)[a]
Net Assets ($)		990,985,104

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	331,574,543	25,292,291	634,118,270
Shares Outstanding	37,337,621	2,912,924	70,970,774
Net Asset Value Per Share ($)	8.88	8.68	8.93
a Net of $59,186 deferred foreign capital gains tax.
See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS

Year Ended May 31, 2012

Investment Income ($):
Income:
Cash dividends (net of $3,860,241 foreign taxes withheld at source):
Unaffiliated issuers	31,189,720
Affiliated issuers	16,667
Interest	22,024
Total Income	31,228,411
Expenses:
Management fee—Note 3(a)	14,430,405
Shareholder servicing costs—Note 3(c)	2,792,538
Custodian fees—Note 3(c)	1,327,778
Distribution fees—Note 3(b)	234,681
Professional fees	160,972
Prospectus and shareholders’ reports	104,686
Directors’ fees and expenses—Note 3(d)	101,984
Registration fees	97,014
Loan commitment fees—Note 2	11,714
Interest expense—Note 2	5,773
Miscellaneous	72,402
Total Expenses	19,339,947
Less—reduction in fees due to earnings credits—Note 3(c)	(423)
Net Expenses	19,339,524
Investment Income—Net	11,888,887
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,406,858
Net realized gain (loss) on forward foreign currency exchange contracts	(329,485)
Net Realized Gain (Loss)	4,077,373
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(349,409,802)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(511)
Net Unrealized Appreciation (Depreciation)	(349,410,313)
Net Realized and Unrealized Gain (Loss) on Investments	(345,332,940)
Net (Decrease) in Net Assets Resulting from Operations	(333,444,053)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2012[a]	2011
Operations ($):
Investment income—net	11,888,887	8,736,480
Net realized gain (loss) on investments	4,077,373	146,151,879
Net unrealized appreciation
(depreciation) on investments	(349,410,313)	76,758,285
Net Increase (Decrease) in Net Assets
Resulting from Operations	(333,444,053)	231,646,644
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,545,733)	(2,361,035)
Class C Shares	(66,276)	—
Class I Shares	(8,893,571)	(4,326,880)
Net realized gain on investments:
Class A Shares	(41,223,638)	—
Class B Shares	(23,790)	—
Class C Shares	(2,955,086)	—
Class I Shares	(63,404,467)	—
Total Dividends	(121,112,561)	(6,687,915)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	77,440,111	204,584,783
Class B Shares	76,468	246,742
Class C Shares	6,941,175	20,469,495
Class I Shares	307,670,516	525,445,826
Dividends reinvested:
Class A Shares	43,660,308	2,171,341
Class B Shares	23,326	—
Class C Shares	2,419,842	—
Class I Shares	61,781,381	3,320,567
Cost of shares redeemed:
Class A Shares	(198,612,138)	(245,120,436)
Class B Shares	(441,547)	(528,437)
Class C Shares	(9,987,215)	(7,149,717)
Class I Shares	(229,354,473)	(191,243,124)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	61,617,754	312,197,040
Total Increase (Decrease) in Net Assets	(392,938,860)	537,155,769
Net Assets ($):
Beginning of Period	1,383,923,964	846,768,195
End of Period	990,985,104	1,383,923,964
Undistributed investment income—net	3,766,983	6,733,354

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended May 31,
	2012[a]	2011
Capital Share Transactions:
Class Ab
Shares sold	7,003,406	16,429,614
Shares issued for dividends reinvested	4,883,709	165,795
Shares redeemed	(18,477,457)	(19,311,491)
Net Increase (Decrease) in Shares Outstanding	(6,590,342)	(2,716,082)
Class Bb
Shares sold	6,864	20,919
Shares issued for dividends reinvested	2,722	—
Shares redeemed	(41,758)	(42,880)
Net Increase (Decrease) in Shares Outstanding	(32,172)	(21,961)
Class C
Shares sold	666,070	1,642,262
Shares issued for dividends reinvested	275,923	—
Shares redeemed	(974,651)	(570,419)
Net Increase (Decrease) in Shares Outstanding	(32,658)	1,071,843
Class I
Shares sold	29,374,059	41,988,059
Shares issued for dividends reinvested	6,872,235	252,407
Shares redeemed	(21,654,632)	(14,847,589)
Net Increase (Decrease) in Shares Outstanding	14,591,662	27,392,877

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended May 31, 2012, 13,684 Class B shares representing $147,110 were automatically converted to 13,073 Class A shares and during the period ended May 31, 2011, 14,991 Class B shares representing $190,688 were automatically converted to 14,395 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.36	10.89	9.16	19.45	23.41
Investment Operations:
Investment income—net[a]	.10	.08	.09	.13	.17
Net realized and unrealized
gain (loss) on investments	(3.39)	2.44	1.76	(6.63)	2.77
Total from Investment Operations	(3.29)	2.52	1.85	(6.50)	2.94
Distributions:
Dividends from investment income—net	(.12)	(.05)	(.12)	(.34)	(.23)
Dividends from net realized
gain on investments	(1.07)	—	—	(3.45)	(6.67)
Total Distributions	(1.19)	(.05)	(.12)	(3.79)	(6.90)
Net asset value, end of period	8.88	13.36	10.89	9.16	19.45
Total Return (%)[b]	(24.70)	24.54	20.14	(26.58)	12.08
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.78	1.78	1.77	2.01	1.78
Ratio of net expenses
to average net assets	1.78	1.78	1.76	2.00	1.77
Ratio of net investment income
to average net assets	.92	.63	.79	1.28	.79
Portfolio Turnover Rate	45.73	68.19	70.17	58.57	52.37
Net Assets, end of period ($ x 1,000)	331,575	586,912	508,118	492,958	907,634

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.07	10.70	9.06	18.80	22.89
Investment Operations:
Investment income (loss)—net[a]	.01	(.02)	.01	.06	(.02)
Net realized and unrealized
gain (loss) on investments	(3.31)	2.39	1.74	(6.35)	2.69
Total from Investment Operations	(3.30)	2.37	1.75	(6.29)	2.67
Distributions:
Dividends from investment income—net	(.02)	—	(.11)	(.00)[b]	(.09)
Dividends from net realized
gain on investments	(1.07)	—	—	(3.45)	(6.67)
Total Distributions	(1.09)	—	(.11)	(3.45)	(6.76)
Net asset value, end of period	8.68	13.07	10.70	9.06	18.80
Total Return (%)[c]	(25.30)	23.54	19.25	(27.07)	11.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.57	2.56	2.56	2.73	2.66
Ratio of net expenses
to average net assets	2.57	2.56	2.56	2.72	2.65
Ratio of net investment income
(loss) to average net assets	.14	(.12)	.09	.59	(.07)
Portfolio Turnover Rate	45.73	68.19	70.17	58.57	52.37
Net Assets, end of period ($ x 1,000)	25,292	38,507	20,054	4,063	8,106

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

		Year Ended May 31,
Class I Shares	2012	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	13.45	10.97	9.23	19.49	23.50
Investment Operations:
Investment income—net[b]	.12	.11	.13	.18	.22
Net realized and unrealized
gain (loss) on investments	(3.42)	2.46	1.75	(6.67)	2.76
Total from Investment Operations	(3.30)	2.57	1.88	(6.49)	2.98
Distributions:
Dividends from investment income—net	(.15)	(.09)	(.14)	(.32)	(.32)
Dividends from net realized
gain on investments	(1.07)	—	—	(3.45)	(6.67)
Total Distributions	(1.22)	(.09)	(.14)	(3.77)	(6.99)
Net asset value, end of period	8.93	13.45	10.97	9.23	19.49
Total Return (%)	(24.59)	24.90	20.30	(26.40)	12.19
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.56	1.57	1.61	1.80	1.64
Ratio of net expenses
to average net assets	1.56	1.57	1.61	1.79	1.63
Ratio of net investment income
to average net assets	1.15	.83	1.12	1.58	1.01
Portfolio Turnover Rate	45.73	68.19	70.17	58.57	52.37
Net Assets, end of period ($ x 1,000)	634,118	758,093	318,028	140,884	323,417

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors.The Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years. The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of May 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	950,812,391	—	—	950,812,391
Mutual Funds/
Exchange
Traded Funds	33,791,353	—	—	33,791,353
Other Financial
Instruments:
Forward Foreign
Currency
Exchange
Contracts††	—	465	—	465

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Equity
Securities—Foreign ($)
Balance as of 5/31/2011	10,362,155
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(36,360)
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3†††	(10,325,795)
Balance as of 5/31/2012	—
The amount of total gains (losses) for the period
included in earnings attributable to the change in
unrealized gains (losses) relating to investments
still held at 5/31/2012	(36,360)

††† Transfers out of Level 3 represent the value at the date of transfer.The transfer out of Level 3 for the current period was due to the resumption of trading of a security.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”).ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended May 31, 2012 were as follows:

Affiliated
Investment	Value			Value	Net
Company	5/31/2011($)	Purchases ($)	Sales ($)	5/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	24,000,000	332,020,000	336,170,000	19,850,000	2.0

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended May 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,767,606 and unrealized depreciation $266,858,827. In addition, the fund had $31,682,842 of capital losses realized after October 31, 2011, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2012 and May 31, 2011 were as follows: ordinary income $24,324,210 and $6,687,915, and long-term capital gains $96,788,351 and $0, respectively.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended May 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, foreign capital gains taxes and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $1,349,678 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2012 was approximately $464,500, with a related weighted average annualized interest rate of 1.24%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended May 31, 2012, the Distributor retained $46,751 from commissions earned on sales of the fund’s Class A shares and $131 and $7,994 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the

Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended May 31, 2012, Class B and Class C shares were charged $1,563 and $233,118, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2012, Class A, Class B and Class C shares were charged $1,114,568, $521 and $77,706, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency and cash management services for the fund. During the period ended May 31, 2012, the fund was charged $149,952 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2012, the fund was charged $1,327,778 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2012, the fund was charged $16,256 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $423.

During the period ended May 31, 2012, the fund was charged $6,565 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,088,593, Rule 12b-1 distribution plan fees $16,899, shareholder services plan fees $79,479, custodian fees $232,727, chief compliance officer fees $2,652 and transfer agency per account fees $53,600.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended May 31, 2012, redemption fees charged and retained by the fund amounted to $97,930.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended May 31, 2012, amounted to $517,355,934 and $532,898,844, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at May 31, 2012:

Forward Foreign
Currency	Number	Foreign
Exchange	of	Currency			Unrealized
Contracts	Contracts	Amount	Cost ($)	Value ($)	Appreciation ($)
Purchases:
Hong Kong Dollar,
Expiring
6/1/2012[a]	1	7,830,290	1,008,391	1,008,856	465

Counterparty:
a Citigroup

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2012:

Average Market Value ($)
Forward contracts	1,728,001

At May 31, 2012, the cost of investments for federal income tax purposes was $1,251,312,174; accordingly, accumulated net unrealized depreciation on investments was $266,708,430, consisting of $48,372,270 gross unrealized appreciation and $315,080,700 gross unrealized depreciation.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Markets Fund (one of the series comprising Dreyfus International Funds, Inc.) as of May 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Fund at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2012

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended May 31, 2012:

—the total amount of taxes paid to foreign countries was $4,345,427.

—the total amount of income sourced from foreign countries was $34,903,181.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2012 calendar year with Form 1099-DIV which will be mailed in early 2013.Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $24,324,210 represents the maximum amount that may be considered qualified dividend income. Also, the fund hereby reports $.1075 per share as a short-term capital gain distribution paid and also reports $.9626 per share as a long-term capital gain distribution paid on December 28, 2011.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 6, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians, except for the four-year period, when the fund’s performance was above the Performance Group and Performance Universe medians.The fund ranked in the fourth quartile for the past three consecutive periods for both the Performance Group and Performance Universe. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Dreyfus representatives discussed with the Board the reasons for the fund’s under performance and the Board indicated its expectation for improvements in the fund’s performance results in the future.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median and, the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board agreed to closely monitor performance and determined to approve renewal of the Agreement only through September 30, 2012.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund 39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S

MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement through September 30, 2012 was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 157
———————
Peggy C. Davis (69)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 50
———————
David P. Feldman (72)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 46

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 60
———————
Dr. Martin Peretz (72)
Board Member (1993)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 33
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,920 in 2011 and $41,624 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2011 and $12,000 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,390 in 2011 and $5,713 in 2012. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2011 and $-0- in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $764 in 2011 and $713 in 2012. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2011 and $-0- in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,526,919 in 2011 and $34,285,599 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	July 24, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)